Exhibit 10.1

AMENDMENT NO. 1

TO THE

EARTHSTONE ENERGY, INC.

2014 LONG-TERM INCENTIVE PLAN

This Amendment No. 1 to the Earthstone Energy, Inc. 2014 Long-Term Incentive Plan (the “Plan”) was approved and adopted by the Board of Directors of Earthstone Energy, Inc. (the “Company”) on August 12, 2015, subject to approval by the stockholders of the Company, which was obtained on October 22, 2015. Accordingly, the Plan is hereby amended, effective as of October 22, 2015, as follows:

1.	The first sentence of Section 3.1 of the Plan is hereby deleted in its entirety and replaced with the following:

“Subject to the limitations set forth herein, 1,500,000 shares of Common Stock are reserved for issuance pursuant to Awards made under this Plan.”

In all other respects, the Plan remains unchanged and in full force and effect.

IN WITNESS WHEREOF, this Amendment No. 1 to the Plan has been executed to be effective as of October 22, 2015.

EARTHSTONE ENERGY, INC.

By: /s/ Frank A. Lodzinski

Name: Frank A. Lodzinski

Title: Chairman of the Board, President and Chief Executive Officer